SUPPLEMENT DATED FEBRUARY 23, 2007

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

OF

LEGG MASON PARTNERS SERIES FUNDS, INC.

LEGG MASON PARTNERS SMALL CAP GROWTH FUND I

The following supplements the Prospectus and Statement of Additional Information (“SAI”) of Legg Mason Partners Series Funds, Inc.-Legg Mason Partners Small Cap Growth Fund I (the “Fund”).

Effective March 2, 2007 the name of the Fund will be Legg Mason Partners Series Fund, Inc.-Legg Mason Partners Small Cap Growth Fund.

The Fund currently offers five classes of shares: Class A, Class B, Class C, Class O and Class I. Effective March 2, 2007 the Fund will also offer Class 1 shares by separate Prospectus.

FD